UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21569

Pioneer Asset Allocation Trust

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  July 31, 2022

Date of reporting period: August 1, 2021 through July 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Solutions –

Balanced Fund

Annual Report | July 31, 2022

A: PIALX	C: PIDCX	R: BALRX	Y: IMOYX

visit us: www.amundi.com/us

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 1

President’s Letter

Dear Shareholders,

Since early 2020, investors have faced unprecedented challenges. The onset of the COVID-19 pandemic in March 2020 was the most significant development, as the pandemic affected the everyday lives of millions and led to significant changes in government and central-bank policies. Central banks, including the US Federal Reserve (Fed), enacted very accommodative monetary policies in the form of extremely low interest rates and quantitative easing (bond purchase) programs, while governments around the globe, including the US government, passed large spending packages in 2020 and in early 2021, in order help citizens navigate the challenging environment caused by the pandemic. The widespread distribution of COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. Eventually, however, the easier monetary and fiscal policies enacted during the height of the pandemic as well as ongoing supply chain issues, which were, at least in part, an outgrowth of certain virus-containment measures, were among the numerous factors that combined to drive inflation levels higher in the latter part of 2021.

With rising inflation already a concern as 2021 drew to a close, investor sentiment sharply deteriorated in the first quarter of 2022, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the Fed, to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In the US, the upcoming mid-term

2 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

elections in November of this year are another important benchmark that investors are closely monitoring, as political uncertainty has often contributed to increased market volatility.

While the economic news, on balance, has been negative in recent months, one positive development has been the slow, steady transition of COVID-19 from an acute public health crisis and pandemic to a more manageable and perhaps endemic disease, driven by vaccine distributions as well as the development of effective therapeutics to treat the virus.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
September 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 3

Portfolio Management Discussion | 7/31/22

In the following interview, portfolio managers Kenneth Taubes and Marco Pirondini discuss the market environment over the 12-month period ended July 31, 2022, and the investment strategies applied to Pioneer Solutions –Balanced Fund during the period. Mr. Taubes, Executive Vice President, Chief Investment Officer, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Pirondini, Senior Managing Director, Head of Equities, US, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the 12-month period ended July 31, 2022?
A	The Fund’s Class A shares returned -6.98% at net asset value during the 12-month period ended July 31, 2022, while the Fund’s blended benchmark, which is comprised of 60% Morgan Stanley Capital International (MSCI) World NR Index/40% Bloomberg US Aggregate Bond Index, returned -8.90%. During the same period, the Fund’s market benchmarks, the MSCI World NR Index (the MSCI Index)[1] and the Bloomberg US Aggregate Bond Index (the Bloomberg Index), returned -9.16% and -9.12%, respectively, while the average return of the 425 mutual funds in Morningstar’s World Allocation Funds category was -7.97%.
Q	Could you characterize investment conditions during the 12-month period ended July 31, 2022?
A	The past year proved to be a very challenging time for investors. After a strong showing for the markets in the first three-plus months of the period, investors became rattled by the emergence of the Omicron variant of COVID-19 in late-November 2021. Although the negative reaction to the news was short lived, market participants soon had to contend with an issue of greater concern, namely, the US Federal Reserve’s (Fed’s) shift toward tighter monetary policy after years of extremely low interest rates
1	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

as well as quantitative easing (bond purchase) initiatives. In late November, the Fed announced its intention to fight rising inflation by tapering and eventually ending its pandemic-era quantitative easing program, while signaling that it would soon begin to increase short-term interest rates. The Fed indeed hiked the target range for its benchmark federal funds rate by 25 basis points (bps) at its March 2022 meeting, followed by increases of 50 bps in May, and 75 bps in June and July, respectively. (A basis point is equal to 1/100th of a percentage point.) Those moves brought the federal funds rate target range up from its previous near-zero level to 2.25% - 2.50%. Fed officials also continued to indicate that several more rate hikes were likely on the way before the end of 2022.

Russia’s invasion of Ukraine in February 2022 was another important headwind for market performance. In addition to increasing uncertainty and weighing on the economic outlook for Europe, the invasion exacerbated already troublesome supply chain disruptions and further fanned inflation fears by contributing to a surge in commodity prices. Together, the effects of geopolitical tensions and the Fed’s monetary tightening fueled investors’ concerns that both economic growth and corporate earnings were set to turn lower.

In that environment, we saw pronounced weakness in global equities as the 12-month period progressed. Virtually all major equity categories lost ground in the market sell-off, but the energy sector as well as other commodity-related sectors held up reasonably well. Conversely, growth stocks, European equities, and emerging markets equities lagged. Fixed-income markets likewise suffered poor performance for the 12-month period, with the general shift in central-bank policies from accommodation to tightening (including the Fed’s) weighing heavily on government debt across the globe. Credit-sensitive investments (such as corporate, high-yield, and emerging markets bonds), in particular, underperformed during the period, due to the combination of higher yields and increasing yield spreads. (Credit, or yield spreads, are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q	What factors contributed to and detracted from the Fund’s relative performance during the 12-month period ended July 31, 2022?
A	Consistent with the broader environment, the majority of the underlying funds in which we invested the portfolio posted negative absolute returns for the 12-month period. However, the Fund’s return outpaced the returns of its benchmarks, thanks to the favorable relative performance of the underlying equity funds held in the portfolio. Those underlying funds

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 5

outpaced the MSCI World Index as a group, led by the strong showing for Pioneer Equity Income Fund. Pioneer Equity Income Fund finished the 12-month period just below the break-even mark, with Class A shares returning -0.93% at NAV, as its portfolio was positioned to capitalize on the outperformance of value stocks in general, and dividend-paying* stocks, in particular.

In addition, the Fund’s relative performance benefited from its broader tilt towards investments in underlying funds favoring large-cap equities versus small caps, and US stocks over international stocks, as that positioning helped the Fund sidestep some areas of relative weakness. Value-oriented stocks, including companies in the energy sector and US energy infrastructure companies, fared better during the period, due in part to the inflationary environment.

The portfolio held large positions in Pioneer Multi-Asset Income (MAI) Fund and Pioneer Flexible Opportunities Fund during the period, with target weightings of 30% and 20%, respectively. Pioneer MAI Fund posted only a narrow loss over the 12-month period (Class A shares returning -0.43% at NAV), and thus was a source of positive relative performance for the Fund. Given the performance drawdown in equities during the period, the MAI Fund’s equity-related hedges were another positive contributor to benchmark-relative returns.

On the other hand, Pioneer Flexible Opportunities Fund experienced a sizable downturn during the 12-month period (Class A shares returning -15.49% at NAV), and exposure to that portfolio was the biggest overall detractor from the Fund’s performance. Pioneer Flexible Opportunities Fund’s allocations to Russia, including both equities and sovereign debt, detracted from results, as did positions in the European financials sector, due to spillover effects from the geopolitical environment and investors’ concerns about slowing economic growth.

Q	Did the Fund have any investments in derivative securities during the 12-month period ended July 31, 2022?
A	The Fund did not have any direct investments in derivatives during the 12-month period. However, certain of the underlying funds in which the Fund invests may have some derivatives exposure, including Pioneer MAI Fund, as discussed above.

* Dividends are not guaranteed.

6 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

Q	Did you make any changes to the Fund’s portfolio during the 12-month period ended July 31, 2022?
A	Our most notable move during the period was to eliminate the Fund’s position in Pioneer ILS Interval Fund. While we believe insurance-linked securities are attractive due to their low performance correlation to the broader financial markets, we felt there were more favorable risk/return profiles available in other areas of the market.

In addition, we extended the portfolio’s duration by reducing the Fund’s position in Pioneer Multi-Asset Ultrashort Income Fund in favor of greater exposures to Pioneer Bond Fund and Pioneer Strategic Income Fund. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) The move reflected our view that a slowdown in economic activity was likely to constrain the Fed’s ability to raise interest rates as much as the markets have been anticipating.

We also added a portfolio position in Pioneer Disciplined Value Fund during the period, on the belief that value stocks were poised for improved relative performance in the rising-rate environment. The Fund’s overall make-up has remained tilted toward underlying equity funds relative to the 60/40 benchmark, a reflection of our view that stocks have continued to offer a more attractive risk/reward profile than bonds.

Q	What factors are you watching most closely as you determine the Fund’s investment strategy heading into its new fiscal year?
A	Markets faced ongoing headwinds from a variety of sources at the close of the 12-month period, including geopolitical conflicts, uncertainties about interest rates and inflation, and slowing global economic growth. In addition, rising energy costs and more aggressive central-bank policies clouded forecasts and created a challenging backdrop for investors. Economic data began to weaken in the latter part of the period, and expectations for future growth fell to levels last seen during the 2008-2009 financial crisis. Moreover, recession risks in Europe rose significantly following Russia’s invasion of Ukraine. We believe those factors may indicate that inflation could begin to moderate, which in turn could affect the outlook for future Fed policy.

Taken together, we think those considerations could mean the market will remain highly sensitive to incoming headlines, leading to continued volatility. Our response is to do what we have always done: look past the day-to-day news events and seek to construct a well-diversified**,

** Diversification does not assure a profit nor protect against loss.

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 7

balanced portfolio designed with the goal of producing positive longer-term results. Accordingly, we have maintained portfolio positions in a wide range of investments, including underlying equity funds (both domestic and international, as well as the growth and value styles), together with a broad-based allocation to underlying fixed-income funds. We believe this approach remains appropriate for all scenarios, particularly an uncertain environment featuring a broad range of potential outcomes.

Please refer to the Schedule of Investments on pages 22–23 for a full listing of fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Pioneer Solutions - Balanced Fund is a “fund-of-funds” which seeks to achieve its investment objectives by investing in funds managed by Amundi US or one of its affiliates, rather than making direct investments in securities. The Fund’s performance depends on the adviser’s skill in determining the strategic asset allocations, the mix of underlying funds, as well as the performance of those underlying funds.

The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. In addition to the Fund’s operating expenses, investors will indirectly bear the operating expenses of investments in any underlying funds. Each of the underlying funds has its own investment risks.

At times, the Fund’s investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Investments in equity securities are subject to price fluctuation.

The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

8 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

Investments in the Funds are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Some of the underlying funds may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund may invest in underlying funds with exposure to commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Certain of the underlying funds may use derivatives, which subject the funds to additional risk.

Some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Funds to magnified losses if an underlying fund's investments decline in value.

Some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

The value of the investments held by the funds for cash management or temporary defensive purposes may be affected by market risks, changing interest rates, and by changes in credit ratings of the investments. If the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund’s yield will go down. There is no assurance that these and other strategies used by the Fund will be successful.

Please see the prospectus for a more complete discussion of the Fund’s risks.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 9

Portfolio Summary | 7/31/22

Asset Allocations

(As a percentage of total investments)*

Actual Portfolio Holdings
(As a percentage of total investments)*
Balanced/Flexible		Fixed Income
Pioneer Multi-Asset Income Fund Class K	29.9%	Pioneer Bond Fund Class K	8.2%
Pioneer Flexible Opportunities Fund Class K	17.8	Pioneer Strategic Income Fund Class K	8.1
International Equities		Pioneer Multi-Asset Ultrashort Income Fund
Pioneer Global Sustainable Equity Fund		Class K	0.8
Class K	16.7%	U.S. Equities
Pioneer International Equity Fund Class Y	8.9	Pioneer Fund Class K	2.1%
		Pioneer Equity Income Fund Class K	2.1
		Pioneer Core Equity Fund Class K	2.1
		Pioneer Disciplined Value Fund Class Y	2.0
		Pioneer Fundamental Growth Fund Class K	1.3

Annual and semiannual reports for the underlying Pioneer funds may be obtained on the funds’ web page(s) at www.amundi.com/us.

*	Excludes short term investments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

Prices and Distributions | 7/31/22

Net Asset Value per Share

Class	7/31/22	7/31/21
A	$11.55	$13.20
C	$10.44	$11.99
R	$11.46	$13.10
Y	$11.77	$13.42

Distributions per Share: 8/1/21–7/31/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.4515	$0.0620	$0.2891
C	$0.3531	$0.0620	$0.2891
R	$0.4216	$0.0620	$0.2891
Y	$0.4884	$0.0620	$0.2891

Index Definitions

The Morgan Stanley Capital International (MSCI) World NR Index is an unmanaged measure of the performance of stock markets in the developed world. The Bloomberg US Aggregate Bond Index is an unmanaged measure of the US bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–19.

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 11

Performance Update | 7/31/22	Class A Shares

Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Class A shares of Pioneer Solutions – Balanced Fund at public offering price during the periods shown, compared to that of the MSCI World NR Index, the Bloomberg US Aggregate Bond Index, and the Fund’s blended benchmark.

Average Annual Total Returns
(As of July 31, 2022)
		Public			60% MSCI World NR
	Net Asset	Offering	Bloomberg		Index/40% Bloomberg
	Value	Price	US Aggregate	MSCI World	US Aggregate
Period	(NAV)	(POP)	Bond Index	NR Index	Bond Index
10 years	5.24%	4.62%	1.65%	10.21%	6.94%
5 years	4.04	2.81	1.28	8.81	6.07
1 year	-6.98	-12.36	-9.12	-9.16	-8.90

Expense Ratio
(Per prospectus dated December 1, 2021)
Gross
1.12%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

(Please see the following page for additional performance and expense disclosure)

12 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of the maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for a more recent expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi US became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 13

Performance Update | 7/31/22	Class C Shares

Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Class C shares of Pioneer Solutions – Balanced Fund during the periods shown, compared to that of the MSCI World NR Index, the Bloomberg US Aggregate Bond Index, and the Fund’s blended benchmark.

Average Annual Total Returns
(As of July 31, 2022)
					60% MSCI World NR
			Bloomberg		Index/40% Bloomberg
	If	If	US Aggregate	MSCI World	US Aggregate
Period	Held	Redeemed	Bond Index	NR Index	Bond Index
10 years	4.50%	4.50%	1.65%	10.21%	6.94%
5 years	3.30	3.30	1.28	8.81	6.07
1 year	-7.62	-8.49	-9.12	-9.16	-8.90

Expense Ratio
(Per prospectus dated December 1, 2021)
Gross
1.84%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

(Please see the following page for additional performance and expense disclosure)

14 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for a more recent expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi US became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 15

Performance Update | 7/31/22	Class R Shares

Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Class R shares of Pioneer Solutions – Balanced Fund during the periods shown, compared to that of the MSCI World NR Index, the Bloomberg US Aggregate Bond Index, and the Fund’s blended benchmark.

Average Annual Total Returns
(As of July 31, 2022)
				60% MSCI World NR
	Net Asset	Bloomberg		Index/40% Bloomberg
	Value	US Aggregate	MSCI World	US Aggregate
Period	(NAV)	Bond Index	NR Index	Bond Index
10 years	5.08%	1.65%	10.21%	6.94%
5 years	3.81	1.28	8.81	6.07
1 year	-7.18	-9.12	-9.16	-8.90

Expense Ratio
(Per prospectus dated December 1, 2021)
Gross
1.29%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

(Please see the following page for additional performance and expense disclosure)

16 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi US became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 17

Performance Update | 7/31/22	Class Y Shares

Investment Returns

The mountain chart below shows the change in value of a $5 million investment made in Class Y shares of Pioneer Solutions – Balanced Fund during the periods shown, compared to that of the MSCI World NR Index, the Bloomberg US Aggregate Bond Index, and the Fund’s blended benchmark.

Average Annual Total Returns
(As of July 31, 2022)

				60% MSCI World NR
	Net Asset	Bloomberg		Index/40% Bloomberg
	Value	US Aggregate	MSCI World	US Aggregate
Period	(NAV)	Bond Index	NR Index	Bond Index
10 years	5.51%	1.65%	10.21%	6.94%
5 years	4.29	1.28	8.81	6.07
1 year	-6.61	-9.12	-9.16	-8.90

Expense Ratio
(Per prospectus dated December 1, 2021)
Gross
0.85%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

(Please see the following page for additional performance and expense disclosure)

18 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for a more recent expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi US became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Solutions - Balanced Fund

Based on actual returns from February 1, 2022 through July 31, 2022.

Share Class	A	C	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 2/1/22
Ending Account Value	$908.70	$906.20	$908.10	$911.70
(after expenses)
on 7/31/22
Expenses Paid	$2.08	$5.48	$3.26	$0.66
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.44%, 1.16%, 0.69%, and 0.14% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the partial year period. Fund expense ratios do not include estimates for acquired fund fees and expenses (AFFE). If AFFE estimates were included, expenses paid during the period would have been $5.96, $9.36, $7.14 and $4.55 for Class A, Class C, Class R and Class Y shares, respectively, based on the respective expense ratio for each class of 1.26%, 1.98%, 1.51% and 0.96%.

20 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Solutions - Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2022 through July 31, 2022.

Share Class	A	C	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 2/1/22
Ending Account Value	$1,022.61	$1,019.04	$1,021.37	$1,024.10
(after expenses)
on 7/31/22
Expenses Paid	$2.21	$5.81	$3.46	$0.70
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.44%, 1.16%, 0.69%, and 0.14% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the partial year period. Fund expense ratios do not include estimates for acquired fund fees and expenses (AFFE). If AFFE estimates were included, expenses paid during the period would have been $6.31, $9.89, $7.55 and $4.81 for Class A, Class C, Class R and Class Y shares, respectively, based on the respective expense ratio for each class of 1.26%, 1.98%, 1.51% and 0.96%.

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 21

Schedule of Investments | 7/31/22

Shares		Value
SHORT TERM INVESTMENTS —
0.4% of Net Assets
Open-End Fund — 0.4%
1,558,592(a)	Dreyfus Government Cash Management,
	Institutional Shares, 1.83%	$ 1,558,592
TOTAL SHORT TERM INVESTMENTS
	(Cost $1,558,592)	$ 1,558,592
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 0.4%
	(Cost $1,558,592)	$ 1,558,592

			Change
			in Net
		Net	Unrealized	Capital
		Realized	Appreciation	Gain	Dividend
		Gain (Loss)	(Depreciation)	Distributions	Income
	AFFILIATED ISSUERS — 99.6%*
	MUTUAL FUNDS — 99.6% of Net Assets
3,590,113	Pioneer Bond Fund Class K	$ (495,867)	$ (1,671,119)	$ 466,899	$ 305,593	$ 31,413,486
394,936	Pioneer Core Equity Fund
	Class K	1,845,407	(3,137,615)	1,114,394	43,864	7,950,058
526,699	Pioneer Disciplined
	Value Fund Class Y	(29,817)	(1,297,864)	820,775	62,466	7,816,212
214,365	Pioneer Equity Income
	Fund Class K	1,415,689	(1,973,166)	497,252	124,681	8,010,812
5,840,676	Pioneer Flexible
	Opportunities Fund
	Class K	(308,144)	(15,063,097)	542,050	1,820,756	68,452,720
238,198	Pioneer Fund Class K	(211,562)	(933,696)	906,779	27,464	8,032,035
191,652	Pioneer Fundamental
	Growth Fund Class K	266,636	(1,315,017)	752,326	6,001	5,170,760
4,018,380	Pioneer Global Sustainable
	Equity Fund Class K	534,959	(15,898,133)	10,997,183	1,619,179	64,334,269
1,602,343	Pioneer International
	Equity Fund Class Y	17,478,864	(32,044,013)	6,044,280	1,665,115	34,017,744
10,200,305	Pioneer Multi-Asset Income
	Fund Class K	(981,331)	(6,732,046)	—	7,549,600	115,059,435
348,386	Pioneer Multi-Asset
	Ultrashort Income Fund
	Class K	(375,445)	(154,292)	—	475,559	3,323,603
3,224,435	Pioneer Strategic Income
	Fund Class K	(79,402)	(2,183,720)	159,043	465,124	31,180,286
	TOTAL MUTUAL FUNDS
	(Cost $394,705,153)	$19,059,987	$ (82,403,778)	$22,300,981	$14,165,402	$ 384,761,420

	CLOSED-END FUND — 0.0%†% of Net Assets
—	Pioneer ILS Interval Fund	$ (304,188)	$ (255,726)	$ —	$ 225,443	$ —
	TOTAL CLOSED-END FUND
	(Cost $—)	$ (304,188)	$ (255,726)	$ —	$ 225,443	$ —
	TOTAL INVESTMENTS IN AFFILIATED ISSUERS — 99.6%
	(Cost $394,705,153)	$18,755,799	$(82,659,504)	$22,300,981	$14,390,845	$ 384,761,420

	OTHER ASSETS AND LIABILITIES — (0.0)%†					$ (152,947)

	NET ASSETS — 100.0%					$ 386,167,065

The accompanying notes are an integral part of these financial statements.

22 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

(a)	Rate periodically changes. Rate disclosed is the 7-day yield at July 31, 2022.
*	Affiliated funds managed by Amundi Asset Management US, Inc. (the “Adviser”).
†	Amount rounds to less than 0.1%.

Purchases and sales of securities (excluding short-term investments) for the year ended July 31, 2022, aggregated $215,378,936 and $221,602,337, respectively.

At July 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $400,012,798 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 9,325,500
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(23,018,286)
Net unrealized depreciation	$ (13,692,786)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of July 31, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Short Term Investments	$ 1,558,592	$ —	$ —	$ 1,558,592
Affiliated Funds	384,761,420	—	—	384,761,420
Total Investments in Securities	$ 386,320,012	$ —	$ —	$386,320,012

During the year ended July 31, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 23

Statement of Assets and Liabilities | 7/31/22

ASSETS:
Investments in unaffiliated funds, at value (cost $1,558,592)	$ 1,558,592
Investments in affiliated funds, at value (cost $394,705,153)	384,761,420
Receivables —
Fund shares sold	40,816
Interest	1,513
Other assets	35,965
Total assets	$ 386,398,306
LIABILITIES:
Payables —
Fund shares repurchased	$ 61,431
Trustees' fees	1,895
Professional fees	36,542
Transfer agent fees	74,939
Shareowner communications expense	10,039
Printing fees	10,989
Due to affiliates
Distribution fees	17,396
Other due to affiliates	11,541
Accrued expenses	6,469
Total liabilities	$ 231,241
NET ASSETS:
Paid-in capital	$ 360,073,008
Distributable earnings	26,094,057
Net assets	$ 386,167,065
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $339,265,019/29,363,433 shares)	$ 11.55
Class C (based on $43,132,983/4,131,741 shares)	$ 10.44
Class R (based on $1,060,762/92,591 shares)	$ 11.46
Class Y (based on $2,708,301/230,180 shares)	$ 11.77
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.55 net asset value per share/100%-5.75%
maximum sales charge)	$ 12.25

The accompanying notes are an integral part of these financial statements.

24 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

Statement of Operations

FOR THE YEAR ENDED 7/31/22

INVESTMENT INCOME:
Dividend income from underlying affiliated funds	$ 14,390,845
Dividend income from unaffiliated funds	4,026
Total Investment Income		$ 14,394,871
EXPENSES:
Administrative expenses	$ 187,781
Transfer agent fees
Class A	213,960
Class C	18,539
Class R	1,096
Class Y	721
Distribution fees
Class A	934,736
Class C	502,259
Class R	7,581
Shareowner communications expense	122,768
Custodian fees	3,254
Registration fees	62,635
Professional fees	76,210
Printing expense	34,054
Trustees’ fees	18,518
Insurance expense	772
Miscellaneous	42,336
Total expenses		$ 2,227,220
Net investment income		$ 12,167,651
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in underlying affiliated funds	$ 18,755,799
Capital gain on distributions from underlying affiliated funds	22,300,981	$ 41,056,780
Change in net unrealized appreciation (depreciation) on:
Investments in underlying affiliated funds		$(82,659,504)
Net realized and unrealized gain (loss) on investments		$(41,602,724)
Net decrease in net assets resulting from operations		$(29,435,073)

The accompanying notes are an integral part of these financial statements.

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 25

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	7/31/22	7/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 12,167,651	$ 8,112,216
Net realized gain (loss) on investments	41,056,780	9,238,394
Change in net unrealized appreciation (depreciation)
on investments	(82,659,504)	74,920,163
Net increase (decrease) in net assets resulting
from operations	$ (29,435,073)	$ 92,270,773
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.80 and $0.33 per share, respectively)	$ (23,143,317)	$ (10,156,686)
Class C ($0.70 and $0.24 per share, respectively)	(2,978,682)	(1,258,078)
Class R ($0.77 and $0.33 per share, respectively)	(93,492)	(46,785)
Class Y ($0.84 and $0.36 per share, respectively)	(166,851)	(50,353)
Total distributions to shareowners	$ (26,382,342)	$ (11,511,902)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 27,449,700	$ 39,686,202
Reinvestment of distributions	26,110,312	11,400,298
Cost of shares repurchased	(69,909,745)	(69,589,068)
Net decrease in net assets resulting from Fund
share transactions	$ (16,349,733)	$ (18,502,568)
Net increase (decrease) in net assets	$ (72,167,148)	$ 62,256,303
NET ASSETS:
Beginning of year	$ 458,334,213	$396,077,910
End of year	$ 386,167,065	$458,334,213

The accompanying notes are an integral part of these financial statements.

26 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	7/31/22	7/31/22	7/31/21	7/31/21
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,591,637	$ 20,242,183	2,508,303	$ 30,797,086
Reinvestment of distributions	1,798,635	22,896,510	838,102	10,057,167
Less shares repurchased	(3,979,246)	(50,444,047)	(3,663,333)	(44,958,789)
Net decrease	(588,974)	$ (7,305,354)	(316,928)	$ (4,104,536)
Class C
Shares sold	482,145	$ 5,606,274	618,715	$ 6,886,407
Reinvestment of distributions	257,427	2,973,282	114,363	1,251,153
Less shares repurchased	(1,482,308)	(17,318,281)	(2,115,255)	(23,399,577)
Net decrease	(742,736)	$ (8,738,725)	(1,382,177)	$(15,262,017)
Class R
Shares sold	16,090	$ 197,511	27,450	$ 338,980
Reinvestment of distributions	7,389	93,473	3,925	46,785
Less shares repurchased	(73,641)	(924,396)	(36,160)	(430,273)
Net decrease	(50,162)	$ (633,412)	(4,785)	$ (44,508)
Class Y
Shares sold	85,260	$ 1,055,273	129,132	$ 1,663,729
Reinvestment of distributions	11,364	147,047	3,711	45,193
Less shares repurchased	(70,040)	(874,562)	(62,425)	(800,429)
Net increase	26,584	$ 327,758	70,418	$ 908,493

The accompanying notes are an integral part of these financial statements.

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 27

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Class A
Net asset value, beginning of period	$ 13.20	$ 10.93	$ 11.29	$ 12.12	$ 11.89
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.37	$ 0.24	$ 0.34	$ 0.32	$ 0.20
Net realized and unrealized gain (loss) on investments	(1.22)	2.36	0.02	(0.54)	0.25
Net increase (decrease) from investment operations	$ (0.85)	$ 2.60	$ 0.36	$ (0.22)	$ 0.45
Distributions to shareowners:
Net investment income	$ (0.45)	$ (0.26)	$ (0.36)	$ (0.34)	$ (0.22)
Net realized gain	(0.35)	(0.07)	(0.36)	(0.27)	—
Total distributions	$ (0.80)	$ (0.33)	$ (0.72)	$ (0.61)	$ (0.22)
Net increase (decrease) in net asset value	$ (1.65)	$ 2.27	$ (0.36)	$ (0.83)	$ 0.23
Net asset value, end of period	$ 11.55	$ 13.20	$ 10.93	$ 11.29	$ 12.12
Total return (b)	(6.98)%	24.15%	3.06%	(1.32)%	3.79%
Ratio of net expenses to average net assets†	0.44%	0.46%	0.49%	0.45%	0.57%
Ratio of net investment income (loss) to average net assets†^	2.93%	1.95%	3.16%	2.82%	1.67%
Portfolio turnover rate	51%	24%	30%	44%	146%
Net assets, end of period (in thousands)	$339,265	$395,303	$330,784	$349,505	$382,265

†	In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Solutions –Balanced Fund | Annual Report | 7/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Class C
Net asset value, beginning of period	$ 11.99	$ 9.94	$ 10.32	$ 11.12	$ 10.92
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.25	$ 0.14	$ 0.25	$ 0.20	$ 0.15
Net realized and unrealized gain (loss) on investments	(1.10)	2.15	0.01	(0.49)	0.19
Net increase (decrease) from investment operations	$ (0.85)	$ 2.29	$ 0.26	$ (0.29)	$ 0.34
Distributions to shareowners:
Net investment income	$ (0.35)	$ (0.17)	$ (0.28)	$ (0.24)	$ (0.14)
Net realized gain	(0.35)	(0.07)	(0.36)	(0.27)	—
Total distributions	$ (0.70)	$ (0.24)	$ (0.64)	$ (0.51)	$ (0.14)
Net increase (decrease) in net asset value	$ (1.55)	$ 2.05	$ (0.38)	$ (0.80)	$ 0.20
Net asset value, end of period	$ 10.44	$ 11.99	$ 9.94	$ 10.32	$ 11.12
Total return (b)	(7.62)%	23.34%	2.35%	(2.14)%	3.09%
Ratio of net expenses to average net assets†	1.16%	1.18%	1.17%	1.19%	1.27%
Ratio of net investment income (loss) to average net assets†^	2.19%	1.29%	2.50%	1.96%	1.33%
Portfolio turnover rate	51%	24%	30%	44%	146%
Net assets, end of period (in thousands)	$43,133	$58,428	$62,213	$76,524	$114,266

†	In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

Pioneer Solutions –Balanced Fund | Annual Report | 7/31/22 29

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Class R
Net asset value, beginning of period	$13.10	$10.86	$11.19	$12.04	$11.83
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.34	$ 0.22	$ 0.31	$ 0.23	$ 0.05
Net realized and unrealized gain (loss) on investments	(1.21)	2.35	0.03	(0.49)	0.37
Net increase (decrease) from investment operations	$ (0.87)	$ 2.57	$ 0.34	$ (0.26)	$ 0.42
Distributions to shareowners:
Net investment income	$ (0.42)	$ (0.26)	$ (0.31)	$ (0.32)	$ (0.21)
Net realized gain	(0.35)	(0.07)	(0.36)	(0.27)	—
Total distributions	$ (0.77)	$ (0.33)	$ (0.67)	$ (0.59)	$ (0.21)
Net increase (decrease) in net asset value	$ (1.64)	$ 2.24	$ (0.33)	$ (0.85)	$ 0.21
Net asset value, end of period	$11.46	$13.10	$10.86	$11.19	$12.04
Total return (b)	(7.18)%	23.97%	2.90%	(1.64)%	3.49%
Ratio of net expenses to average net assets†	0.69%	0.63%	0.62%	0.78%	0.79%
Ratio of net investment income (loss) to average net assets†^	2.68%	1.82%	2.86%	2.05%	0.42%
Portfolio turnover rate	51%	24%	30%	44%	146%
Net assets, end of period (in thousands)	$1,061	$1,870	$1,602	$ 982	$1,388
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets†	0.69%	0.63%	0.62%	1.03%	0.86%
Net investment income (loss) to average net assets†^	2.68%	1.82%	2.86%	1.80%	0.35%

†	In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Solutions –Balanced Fund | Annual Report | 7/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Class Y
Net asset value, beginning of period	$13.42	$11.11	$11.46	$12.29	$12.06
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.41	$ 0.26	$ 0.38	$ 0.39	$ 0.26
Net realized and unrealized gain (loss) on investments	(1.22)	2.41	0.02	(0.59)	0.22
Net increase (decrease) from investment operations	$ (0.81)	$ 2.67	$ 0.40	$ (0.20)	$ 0.48
Distributions to shareowners:
Net investment income	$ (0.49)	$ (0.29)	$ (0.39)	$ (0.36)	$ (0.25)
Net realized gain	(0.35)	(0.07)	(0.36)	(0.27)	—
Total distributions	$ (0.84)	$ (0.36)	$ (0.75)	$ (0.63)	$ (0.25)
Net increase (decrease) in net asset value	$ (1.65)	$ 2.31	$ (0.35)	$ (0.83)	$ 0.23
Net asset value, end of period	$11.77	$13.42	$11.11	$11.46	$12.29
Total return (b)	(6.61)%	24.41%	3.31%	(1.14)%	3.94%
Ratio of net expenses to average net assets†	0.14%	0.19%	0.25%	0.27%	0.40%
Ratio of net investment income (loss) to average net assets†^	3.22%	2.06%	3.44%	3.37%	2.14%
Portfolio turnover rate	51%	24%	30%	44%	146%
Net assets, end of period (in thousands)	$2,708	$2,733	$1,479	$1,562	$1,547

†	In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

Pioneer Solutions –Balanced Fund | Annual Report | 7/31/22 31

Notes to Financial Statements | 7/31/22

1. Organization and Significant Accounting Policies

Pioneer Solutions - Balanced Fund (the “Fund”) is the sole series of Pioneer Asset Allocation Trust (the “Trust”), a Delaware statutory trust. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end management investment company. The investment objective of the Fund is to seek long-term capital growth and current income.

The Fund is a “fund of funds”. The Fund seeks to achieve its investment objective by investing in other funds (“underlying funds”). The Fund invests in underlying funds managed by Amundi Asset Management US, Inc. The Fund indirectly pays a portion of the expenses incurred by underlying funds. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the applicable underlying funds.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares had not commenced operations as of July 31, 2022. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions

32 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund, to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner. Management anticipates Rule 18f-4 will not have a material impact on the Fund.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Shares of open-end registered investment companies (including exchange-traded funds and money market mutual funds) are valued at such fund's net asset value.

Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Shares of closed-end interval funds that offer their shares at net asset value are valued at such fund's net asset value.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 33

close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At July 31, 2022, no securities were valued using fair value methods.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

34 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of distributions paid during the years ended July 31, 2022 and July 31, 2021, were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$16,726,537	$ 9,730,229
Long-term capital gains	9,655,805	1,781,673
Total	$26,382,342	$11,511,902

The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2022:

2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 4,376,596
Undistributed long-term capital gains	35,410,247
Net unrealized depreciation	(13,692,786)
Total	$ 26,094,057

The differences between book-basis and tax-basis net unrealized depreciation are attributable to the tax deferral of losses on wash sales.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $33,618 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2022.

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 35

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy

36 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia's invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund invests in other investment companies. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the Fund to the risks of investing in the underlying securities or assets held by those funds. Each underlying fund pursues its own investment objectives and strategies and may not achieve its objectives. When investing in another fund, the Fund will bear a pro rata portion of the underlying fund's expenses, including management fees, in addition to its own expenses. Underlying funds may themselves invest in other investment companies. The Fund may invest a significant portion of its assets in a single underlying fund. Therefore, the performance of a single underlying fund can have a significant effect on the performance of the Fund and the price of its shares. The Adviser may be subject to potential conflicts of interest in selecting underlying funds because the management fees paid to it by some affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. The portfolio managers may also be subject to conflicts of interest in allocating fund assets among underlying funds because the Fund's portfolio management team may also manage some of the underlying funds. ETFs are bought and sold based on market prices and can trade at a premium or a discount to the ETF's net asset value. Mutual funds and ETFs that invest in commodities may be subject to regulatory trading limits that could affect the value of their securities.

Some of the underlying funds can invest in either high yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies in more developed markets, respectively.

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 37

Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

Some of the underlying funds’ investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, with respect to the issuer’s capacity to pay interest and repay principal, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

38 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. The Fund does not pay a direct management fee to the Adviser. The Fund bears a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the Fund invests. The Fund invests in funds managed by the Adviser.

In addition, under the Funds management and administration agreements with the Adviser, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $11,541 in administrative costs and certain other reimbursements payable to the Adviser at July 31, 2022.

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 39

The Adviser contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 0.70% and 1.45% and 0.78% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. These expense limitations were in effect through December 1, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended July 31, 2022, the Fund paid $18,518 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At July 31, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,895.

4. Transfer Agent

For the period from August 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended July 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$110,334
Class C	11,705
Class R	379
Class Y	350
Total	$122,768

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund’s average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services

40 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $17,396 in distribution fees payable to the Distributor at July 31, 2022.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended July 31, 2022, CDSCs in the amount of $6,741 were paid to the Distributor.

6. Transactions in Underlying Funds

An affiliated issuer is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company which is under common ownership or control. At July 31, 2022, the value of the Fund’s investments in affiliated issuers was $384,761,420, which represents 99.6% of the Fund’s net assets.

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 41

Transactions in affiliated issuers by the Fund for the year ended July 31, 2022 were as follows:

						Change in
				Net		net unrealized
				realized		appreciation/
				gain/(loss)	Dividends	(depreciation)
				from	from	from	Shares
Name of	Value at			Investments	Investments	Investments	held at	Value at
the Affiliated	July 31,			in Affiliated	in Affiliated	in Affiliated	July 31,	July 31,
Issuer	2021	Purchases	Sales	Issuers	Issuers	Issuers	2022	2022
Pioneer Bond
Fund Class K	$ 59,831	$ 46,394,700	$ (13,179,652)	$ (495,867)	$ 305,593	$ (1,671,119)	3,590,113	$ 31,413,486
Pioneer Core
Equity Fund
Class K	12,226,465	4,316,593	(7,344,656)	1,845,407	43,864	(3,137,615)	394,936	7,950,058
Pioneer Disciplined
Value Fund
Class Y	—	9,317,118	(235,691)	(29,817)	62,466	(1,297,864)	526,699	7,816,212
Pioneer Equity
Income Fund
Class K	11,714,577	5,052,138	(8,323,107)	1,415,689	124,681	(1,973,166)	214,365	8,010,812
Pioneer Flexible
Opportunities Fund
Class K	91,368,416	3,536,936	(12,902,147)	(308,144)	1,820,756	(15,063,097)	5,840,676	68,452,720
Pioneer Fund Class K	4,835,560	6,993,875	(2,679,606)	(211,562)	27,464	(933,696)	238,198	8,032,035
Pioneer Fundamental
Growth Fund
Class K	4,995,271	2,236,213	(1,018,344)	266,636	6,001	(1,315,017)	191,652	5,170,760
Pioneer Global
Sustainable Equity
Fund Class K	68,106,261	15,185,143	(5,213,140)	534,959	1,619,179	(15,898,133)	4,018,380	64,334,269
Pioneer ILS
Interval Fund	11,655,729	—	(11,321,258)	(304,188)	225,443	(255,726)	—	—
Pioneer International
Equity Fund
Class Y	61,088,085	46,815,570	(60,985,877)	17,478,864	1,665,115	(32,044,013)	1,602,343	34,017,744
Pioneer Multi-Asset
Income Fund
Class K	136,613,806	7,387,485	(28,778,079)	(981,331)	7,549,600	(6,732,046)	10,200,305	115,059,435
Pioneer Multi-Asset
Ultrashort Income
Fund Class K	49,862,157	21,071,153	(67,555,529)	(375,445)	475,559	(154,292)	348,386	3,323,603
Pioneer Strategic
Income Fund
Class K	2,362,368	32,681,167	(2,065,251)	(79,402)	465,124	(2,183,720)	3,224,435	31,180,286
Total	$454,888,526	$200,988,091	$(221,602,337)	$18,755,799	$14,390,845	$(82,659,504)	30,390,488	$384,761,420

Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.

7. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

42 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Asset Allocation Trust and the Shareholders of Pioneer Solutions – Balanced Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Solutions – Balanced Fund (the “Fund”) (one of the funds constituting Pioneer Asset Allocation Trust (the “Trust”)), including the schedule of investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Solutions – Balanced Fund at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 43

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
September 28, 2022

44 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

Additional Information (unaudited)

For the year ended July 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with our 2022 Form 1099-DIV.

The Fund designated $37,969,913 as long-term capital gains distributions during the year ended July 31, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 17%.

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 45

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation

46 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22 47

Trustees, Officers and Service Providers

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator

The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter

Amundi Distributor US, Inc.

Legal Counsel

Morgan, Lewis & Bockius LLP

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

48 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/22

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive Vice President,	communications and securities
	earlier retirement	The Bank of New York (financial and securities services) (1986 – 2004)	processing provider for financial
	or removal.		services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Jr. (71)*	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
	earlier retirement	President Head of Product, BNY Mellon Investment Management
	or removal.	(2007-2012); Executive Director- Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment management firm)
(2000-2005); Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

*	Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

Pioneer Solutions –Balanced Fund | Annual Report | 7/31/22 49

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (78)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Director, Equitable Holdings, Inc.
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	(financial services holding company)
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	(2022 – present); Board Member of
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment	Carver Bancorp, Inc. (holding
	or removal.	bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY	company) and Carver Federal
		Associates, LLC (investment bank) (1996 – 2003)	Savings Bank, NA (2017 – present);
Advisory Council Member,
MasterShares ETF (2016 – 2017);
Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and Board
Treasurer, Harlem Dowling Westside
Center (foster care agency)
(1999 – 2018)

50 Pioneer Solutions –Balanced Fund | Annual Report | 7/31/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (66)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves until	Group, American International Group, Inc. (insurance company)
	a successor trustee is	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation (government-
sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988);
Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank)
(1986 – 1987)
Marguerite A. Piret (74)	Trustee since 2005.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); President and Chief Executive	Income Fund, Inc. (closed-end
	trustee is elected or	Officer, Metric Financial Inc. (formerly known as Newbury Piret Company)	investment company)
	earlier retirement	(investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)
Fred J. Ricciardi (75)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company services)	None
Trustee	Serves until a successor	(2012 – 2020); Executive Vice President, BNY Mellon (financial and investment
	trustee is elected or	company services) (1969 – 2012); Director, BNY International Financing Corp.
	earlier retirement	(financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp.
	or removal.	(financial services) (2009 – 2012); Director, Financial Models (technology)
(2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd.,
Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment
Services, Inc. (financial services) (2005-2007)

Pioneer Solutions –Balanced Fund | Annual Report | 7/31/22 51

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)**	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and Chief	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset
Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm) (2010 – 2013);
Director of Institutional Business, CEO of International, Eaton Vance
Management (investment management firm) (2005 – 2010); Director of Amundi
Holdings US, Inc. (since 2017)
Kenneth J. Taubes (64)**	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc.
(since 2017)

**	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

52 Pioneer Solutions –Balanced Fund | Annual Report | 7/31/22

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2005. Serves at the	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	discretion of the Board	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer		since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	discretion of the Board	Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at the	Managing Director, Chief Operations Officer and Fund Treasurer of	None
Treasurer and	discretion of the Board	Amundi US since May 2021; Treasurer of all of the Pioneer Funds since
Chief Financial and		May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021
Accounting Officer		to May 2021; and Chief of Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (57)	Since 2005. Serves at the	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	discretion of the Board	of all of the Pioneer Funds since 1999
Gary Sullivan (64)	Since 2005. Serves at the	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	discretion of the Board	Treasurer of all of the Pioneer Funds since 2002
Antonio Furtado (40)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020

Pioneer Solutions –Balanced Fund | Annual Report | 7/31/22 53

Fund Officers (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Michael Melnick (51)	Since 2021. Serves at the	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	discretion of the Board	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc.
since January 2014.
Brandon Austin (50)	Since March 2022. Serves	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money	at the discretion of	Laundering Officer of all the Pioneer Funds since March 2022 Director of
Laundering Officer	the Board	Financial Security of Amundi US since July 2021; Vice President, Head of
BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez
Wealth Management (investment management firm) (2013 – 2021)

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How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19417-16-0922

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $21,930 payable to Ernst & Young LLP for the year ended July 31, 2022 and $20,400 for the year ended July 31, 2021.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2022 or 2021.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,803 and $8,189 during the fiscal years ended July 31, 2022 and 2021, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2022 or 2021.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended July 31, 2022 and 2021, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,803 and $8,189 during the fiscal years ended July 31, 2022 and 2021, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Asset Allocation Trust

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date October 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date October 5, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date October 5, 2022

* Print the name and title of each signing officer under his or her signature.